(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
October 31, 2002



MuniHoldings
Insured Fund, Inc.



www.mlim.ml.com



MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Under normal circumstances, the Fund invests at least 80% of its total assets in municipal bonds that are covered by insurance.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in orderto benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund, Inc., October 31, 2002


DEAR SHAREHOLDER


For the six months ended October 31, 2002, the Common Stock of MuniHoldings Insured Fund, Inc. earned $.417 per share income dividends, which included earned and unpaid dividends of $.070. This represents a net annualized yield of 5.93%, based on a period-end per share net asset value of $13.95 per share. Over the same period, the total investment return on the Fund's Common Stock was +4.48%, based on a change in per share net asset value from $13.78 to $13.95, and assuming reinvestment of $.417 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.38% for Series A and 1.32% for Series B.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.



MuniHoldings Insured Fund, Inc., October 31, 2002


Portfolio Strategy
During the six-month period ended October 31, 2002, our principal portfolio strategy was to maintain the defensive market position that we adopted in the first quarter of 2002. We anticipated that the Federal Reserve Board would be successful at fostering economic growth, putting upward pressure on long-term interest rates. However, a combination of new corporate accounting scandals, insider trading and the increased possibility of further U.S. military action more than offset the monetary stimulus orchestrated by the Federal Reserve Board. The declines in global stock markets and continued weakness in the labor markets caused a significant decline in interest rates. While the Fund was in a slightly defensive position during the period, we kept the Fund's competitive yield.

Going forward, we look to maintain the Fund's defensive structure in an attempt to limit fluctuations in the Fund's net asset valuation and continue its competitive yield. We will monitor the U.S.
domestic economy for signs of a recovery before moving the Fund to a more defensive position.

The tax-exempt market continues to experience a very positively sloped yield curve. This generated a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investments needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



December 2, 2002


PROXY RESULTS

During the six-month period ended October 31, 2002, MuniHoldings
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2002. A description of the proposal and number of shares voted are as follows:

                                                                           Shares Voted      Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Directors:    Charles C. Reilly                         5,338                3
                                     Richard R. West                           5,338                3


During the six-month period ended October 31, 2002, MuniHoldings
Insured Fund, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2002. A description of the proposal and number of shares voted are as follows:

                                                                           Shares Voted      Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Board of Directors: Ronald W. Forbes,
   Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan,
   Roscoe S. Suddarth and Edward D. Zinbarg                                  12,210,092          364,072



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                   S&P      Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
California--      AAA       Aaa     $ 7,500  California Pollution Control Financing Authority, PCR,
16.4%                                        Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                             due 12/01/2016 (d)                                                   $   7,939

                  AAA       NR*       5,750  California State, GO, Refunding, 5.25% due 10/01/2020 (i)                6,035

                  AAA       Aaa       2,480  Port Oakland, California, Revenue Refunding Bonds, Series M,
                                             5.25% due 11/01/2020 (b)                                                 2,614

                  AA        Aa3       5,000  Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds, RIB, Series 366, 9.571%
                                             due 12/01/2027 (e)                                                       5,984

                  AAA       Aaa       4,415  San Francisco, California, City and County Airports Commission,
                                             International Airport Revenue Refunding Bonds, Second Series 27B,
                                             5.25% due 5/01/2016 (b)                                                  4,753



Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds



MuniHoldings Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                   S&P      Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
California                                   San Pablo, California, Joint Powers Financing Authority, Tax
(concluded)                                  Allocation Revenue Refunding Bonds (d):
                  AAA       Aaa     $ 2,635     5.66%** due 12/01/2024                                            $     774
                  AAA       Aaa       2,355     5.66%** due 12/01/2025                                                  653
                  AAA       Aaa       2,355     5.66%** due 12/01/2026                                                  617


Colorado--6.6%                               Aurora, Colorado, COP (a):
                  AAA       Aaa       2,440     5.75% due 12/01/2015                                                  2,734
                  AAA       Aaa       2,560     5.75% due 12/01/2016                                                  2,859
                  AAA       Aaa       2,730     5.75% due 12/01/2017                                                  3,011
                  AAA       Aaa       2,890     5.75% due 12/01/2018                                                  3,167


Connecticut--     AAA       Aaa       8,000  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
7.9%                                         Program), AMT, Series D, 5.15% due 11/15/2022 (d)                        8,055

                  AA        Baa3      5,710  Connecticut State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (University of Hartford), Series E,
                                             5.50% due 7/01/2022                                                      6,056


Hawaii--6.5%      AAA       Aaa      10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(h)                11,697


Illinois--18.9%                              Chicago, Illinois, GO (b):
                  AAA       Aaa       5,000     5.50% due 1/01/2021                                                   5,265
                  AAA       Aaa       2,790     Series A, 6% due 1/01/2018 (f)                                        3,146
                  AAA       Aaa       2,000     Series A, 6% due 1/01/2019                                            2,241
                  AAA       Aaa       3,175     Series A, 6% due 1/01/2020                                            3,547

                  AAA       Aaa       3,500  Chicago, Illinois, Parking District, GO, Series A,
                                             5.75% due 1/01/2017 (b)                                                  3,854

                  A-        A1        5,280  Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                             (MBM Project), AMT, 6% due 11/01/2015                                    5,531

                  BBB       NR*       1,760  Illinois, Development Finance Authority Revenue Bonds
                                             (Community Rehabilitation Providers Facilities), Series A,
                                             6.625% due 7/01/2032                                                     1,791

                  AAA       Aaa       4,500  Illinois State, GO, First Series, 6% due 1/01/2018 (b)                   5,032

                                             Lake, Cook, Kane and McHenry Counties, Illinois, Community
                                             United School District, GO (b):
                  AAA       Aaa       2,955     5.75% due 12/01/2010 (h)                                              3,431
                  AAA       Aaa          45     5.75% due 12/01/2019                                                     49


Kansas--1.4%      BBB       A3        2,480  Wyandotte County, Kansas, Kansas City Unified Government
                                             Revenue Refunding Bonds (General Motors Corporation Project),
                                             6% due 6/01/2025                                                         2,495


Kentucky--2.6%    AA-       Aa3       4,380  Fayette County, Kentucky, School District Finance Corporation,
                                             School Building Revenue Bonds, 5.50% due 9/01/2019                       4,679


Louisiana--0.8%   NR*       Aaa       1,250  Louisiana Local Government, Environmental Facilities,
                                             Community Development Authority, Mortgage Revenue Refunding
                                             Bonds (Sharlo Apartments), Series A, 6.50% due 6/20/2037                 1,370


Maine--1.4%       AA+       Aa1       2,500  Maine State Housing Authority, Mortgage Revenue Bonds, AMT,
                                             Series F-2, 5.25% due 11/15/2032                                         2,507


Massachusetts--   AAA       Aaa       1,770  Massachusetts State, GO, Refunding, Consolidated Loan, Series D,
1.0%                                         5.375% due 8/01/2022 (d)                                                 1,851


Michigan--3.2%    AAA       Aaa       2,035  Boyne City, Michigan, Public School District, GO, 5.75% due
                                             5/01/2017 (b)                                                            2,237

                  A-        A3        3,500  Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company Pollution Control),
                                             AMT, Series C, 5.65% due 9/01/2029                                       3,557


Minnesota--8.5%                              Minneapolis & Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds, AMT, Series B (b):
                  AAA       Aaa       4,205     6.125% due 1/01/2015                                                  4,680
                  AAA       Aaa       5,570     6.125% due 1/01/2016                                                  6,162

                  NR*       Aaa       4,015  Sauk Rapids, Minnesota, Independent School District Number 47,
                                             GO, Series A, 5.65% due 2/01/2019 (d)                                    4,357


Mississippi--     BBB-      Ba1       4,500  Mississippi Business Finance Corporation, Mississippi, PCR,
2.3%                                         Refunding (System Energy Resources Inc. Project), 5.875%
                                             due 4/01/2022                                                            4,155


Missouri--7.9%    AAA       Aaa       2,000  Cape Girardeau, Missouri, School District Number 063, GO
                                             (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (b)               2,139

                                             Mehlville, Missouri, School District Number R-9, COP (c):
                  AAA       Aaa       1,570     (Missouri Capital Improvement Projects), 5.50% due 9/01/2015          1,744
                  AAA       Aaa       2,610     (Missouri Capital Improvement Projects), 5.50% due 9/01/2018          2,833
                  AAA       Aaa       1,925     Series A, 5.50% due 3/01/2014                                         2,134
                  AAA       Aaa       2,175     Series A, 5.50% due 3/01/2015                                         2,388
                  AAA       Aaa       1,170     Series A, 5.50% due 3/01/2016                                         1,275
                  AAA       Aaa       1,500     Series A, 5.50% due 3/01/2017                                         1,624


Nebraska--2.1%                               Omaha Convention Hotel Corporation, Nebraska, Convention Center
                                             Revenue Bonds, First Tier, Series A (a):
                  AAA       Aaa       1,585     5.50% due 4/01/2020                                                   1,693
                  AAA       Aaa       2,000     5.50% due 4/01/2021                                                   2,122


Nevada--2.5%      AAA       Aaa       4,000  Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                             5.75% due 7/01/2018 (a)                                                  4,392


New Jersey--6.2%  AA-       Aaa       2,750  New Jersey State Highway Authority, Garden State Parkway General
                                             Revenue Refunding Bonds, 6% due 1/01/2019 (g)                            3,241

                  AAA       Aaa       6,910  New Jersey State Transportation Trust Fund Authority,
                                             Transportation System Revenue Refunding Bonds, Series B,
                                             6% due 12/15/2017 (d)                                                    7,929


New York--28.3%   AAA       Aaa       5,000  Metropolitan Transportation Authority, New York, Dedicated Tax
                                             Fund Revenue Bonds, Series A, 5.25% due 11/15/2025 (c)                   5,165

                  AAA       Aaa       5,000  Metropolitan Transportation Authority, New York, Revenue
                                             Refunding Bonds, Series A, 5.50% due 11/15/2019 (a)                      5,434

                  AAA       Aaa      10,000  Nassau Health Care Corporation, New York, Health System Revenue
                                             Bonds, 5.75% due 8/01/2022 (c)                                          10,905

                  AAA       Aaa         760  New York City, New York, City Transitional Finance Authority,
                                             Revenue Refunding Bonds, Future Tax Secured, Series C, 5.25%
                                             due 8/01/2022 (a)                                                          787



MuniHoldings Insured Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                   S&P      Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
New York                                     New York City, New York, GO, Refunding:
(concluded)       AAA       Aaa     $ 6,250     Series C, 5.875% due 2/01/2016 (d)                                $   6,950
                  AAA       Aaa       7,500     Series G, 5.75% due 2/01/2017 (c)                                     8,158

                  AAA       Aaa       7,085  New York City, New York, GO, Series G, 5.75% due 10/15/2012 (c)          7,995

                  AAA       Aaa       5,000  New York State Dormitory Authority, Revenue Refunding Bonds
                                             (City University System), Series 1, 5.625% due 7/01/2019 (c)             5,424


North             AAA       Aaa       3,185  Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--2.0%                               Series B, 6% due 7/01/2017 (d)                                           3,518


Oregon--0.9%      NR*       Aaa       1,400  Portland, Oregon, Urban Renewal and Redevelopment Tax Allocation
                                             Bonds (Oregon Convention Center), Series A, 5.75% due 6/15/2015 (a)      1,566


Pennsylvania--    AAA       Aaa       6,045  Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia
8.2%                                         Airport System), AMT, Series B, 5.50% due 6/15/2017 (b)                  6,289

                  AAA       Aaa         950  Philadelphia, Pennsylvania, Redevelopment Authority Revenue
                                             Bonds (Neighborhood Transformation), Series A, 5.50% due
                                             4/15/2019 (b)                                                            1,023

                  A-        NR*       2,430  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 5.85% due 12/01/2020             2,517

                  AAA       Aaa       4,250  Washington County, Pennsylvania, Capital Funding Authority
                                             Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                             due 12/01/2029 (a)                                                       4,908


Rhode Island--    NR*       Aaa       5,000  Providence, Rhode Island, Redevelopment Agency, Revenue Refunding
3.0%                                         Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                             due 4/01/2019 (a)                                                        5,456


Tennessee--3.7%                              Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series A (c):
                  AAA       Aaa       3,445     5.25% due 7/01/2022                                                   3,481
                  AAA       Aaa       3,160     5.35% due 1/01/2026                                                   3,205


Texas--2.7%       A+        Aa3       3,500  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                             6% due 1/01/2023                                                         3,679

                  BBB+      Baa1      1,200  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.375% due 4/01/2027                                1,227


Virginia--5.7%                               Virginia State, HDA, Commonwealth Mortgage Revenue Bonds (d):
                  AAA       Aaa       1,000     AMT, Series C, Sub-Series C-2, 5.45% due 7/01/2023                    1,023
                  AAA       Aaa       8,980     Series J, Sub-Series J-1, 5.20% due 7/01/2019                         9,214


Washington--      AAA       Aaa       2,500  Energy Northwest, Washington, Electric Revenue Refunding Bonds
13.9%                                        (Project Number 3), Series A, 5.50% due 7/01/2018 (c)                    2,688

                                             Grays Harbor County, Washington, Public Utility Number 001,
                                             Electric Revenue Bonds (a):
                  AAA       Aaa       2,065     5.50% due 1/01/2017                                                   2,221
                  AAA       Aaa       2,180     5.50% due 1/01/2018                                                   2,331

                  AAA       Aaa       2,710  King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                             5.50% due 1/01/2027 (c)                                                  2,827

                                             Port Seattle, Washington, Revenue Bonds, AMT, Series B (b):
                  AAA       Aaa       1,500     5.625% due 4/01/2015                                                  1,618
                  AAA       Aaa       2,800     5.625% due 4/01/2016                                                  2,999
                  AAA       Aaa       2,000     5.625% due 4/01/2017                                                  2,129

                  AAA       Aaa       7,335  Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                             Series A, 5.75% due 1/01/2016 (c)                                        8,139


West Virginia--   AAA       Aaa       5,000  West Virginia State Housing Development Fund, Housing Finance
2.8%                                         Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021                  5,067


Wyoming--0.9%     AA        NR*       1,500  Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                             Bonds, Series A, 6.20% due 6/01/2024                                     1,582


Puerto Rico--     NR*       Aaa       5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due
3.4%                                         7/01/2005 (d)(e)(h)                                                      6,123


                                             Total Municipal Bonds (Cost--$289,236)--171.7%                         308,047


                                     Shares
                                      Held   Common Stock
                                      1,641  Merrill Lynch Institutional Tax-Exempt Fund++                            1,641

                                             Total Common Stock (Cost--$1,641)--0.9%                                  1,641

                  Total Investments (Cost--$290,877)--172.6%                                                        309,688
                  Unrealized Depreciation on Interest Rate Swaps--(0.2%)                                              (310)
                  Variation Margin on Financial Futures Contracts***--(0.1%)                                          (143)
                  Other Assets Less Liabilities--2.4%                                                                 4,262
                  Preferred Stock, at Redemption Value--(74.7%)                                                   (134,021)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 179,476
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(f)All or a portion of security held as collateral in connection with open financial futures contracts.
(g)Escrowed to maturity.
(h)Prerefunded.
(i)XL Capital Insured.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of October 31, 2002 were as follows:

                                              (in Thousands)
Number of                         Expiration
Contracts        Issue               Date              Value

  315     U.S. Treasury Bonds   December 2002      $  36,136
                                                   ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$35,166)                    $  36,136
                                                   =========

++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                            Net Share      Net     Dividend
Affiliate                    Activity      Cost     Income

Merrill Lynch Institutional
Tax-Exempt Fund               1,641       $1,641     $21

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2002


STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$290,876,463)                                       $ 309,687,949
                  Cash                                                                                               76,005
                  Interest receivable                                                                             5,226,150
                  Prepaid expenses and other assets                                                                   4,238
                                                                                                              -------------
                  Total assets                                                                                  314,994,342
                                                                                                              -------------

Liabilities:      Unrealized depreciation on interest rate swaps                                                    310,380
                  Payables:
                     Securities purchased                                                   $     783,302
                     Variation margin                                                             142,734
                     Investment adviser                                                           134,287
                     Dividends to Common Stock shareholders                                       126,342         1,186,665
                                                                                            -------------     -------------
                  Total liabilities                                                                               1,497,045
                                                                                                              -------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (2,680 Series A shares and 2,680 Series B shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                           134,021,199
                                                                                                              -------------

Net Assets        Net assets applicable to Common Stock                                                       $ 179,476,098
Applicable to                                                                                                 =============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (12,867,541 shares
Net Assets        issued and outstanding)                                                                     $   1,286,754
Applicable to     Paid-in capital in excess of par                                                              190,198,387
Common Stock:     Undistributed investment income--net                                      $   2,257,912
                  Accumulated realized capital losses on investments--net                    (31,798,452)
                  Unrealized appreciation on investments--net                                  17,531,497
                                                                                            -------------
                  Total accumulated losses--net                                                                (12,009,043)
                                                                                                              -------------
                  Total--Equivalent to $13.95 net asset value per share of
                  Common Stock (market price--$12.88)                                                         $ 179,476,098
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended October 31, 2002
Investment        Interest                                                                                    $   8,097,928
Income:           Dividends                                                                                          20,556
                                                                                                              -------------
                  Total income                                                                                $   8,118,484
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $     872,230
                  Commission fees                                                                 171,402
                  Accounting services                                                              61,242
                  Professional fees                                                                45,667
                  Transfer agent fees                                                              23,979
                  Directors' fees and expenses                                                     19,311
                  Listing fees                                                                     17,642
                  Printing and shareholder reports                                                 14,545
                  Custodian fees                                                                    9,574
                  Pricing fees                                                                      6,465
                  Other                                                                            15,042
                                                                                            -------------
                  Total expenses before reimbursement                                           1,257,099
                  Reimbursement of expenses                                                      (90,266)
                                                                                            -------------
                  Total expenses after reimbursement                                                              1,166,833
                                                                                                              -------------
                  Investment income--net                                                                          6,951,651
                                                                                                              -------------

Realized &        Realized loss on investments--net                                                             (4,001,893)
Unrealized        Change in unrealized appreciation on investments--net                                           5,516,762
Gain (Loss) on                                                                                                -------------
Investments--Net: Total realized and unrealized gain on investments--net                                          1,514,869
                                                                                                              -------------

Dividends to      Investment income--net                                                                          (910,637)
Preferred                                                                                                     -------------
Stock             Net Increase in Net Assets Resulting from Operations                                        $   7,555,883
Shareholders:                                                                                                 =============


See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             October 31,         April 30,
                  Increase (Decrease) in Net Assets:                                             2002               2002
Operations:       Investment income--net                                                    $   6,951,651     $  13,736,962
                  Realized gain (loss) on investments--net                                    (4,001,893)         2,936,769
                  Change in unrealized appreciation/depreciation on investments--net            5,516,762         2,674,959
                  Dividends to Preferred Stock shareholders                                     (910,637)       (2,661,776)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                          7,555,883        16,686,914
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                      (5,365,765)      (10,407,962)
Common Stock                                                                                -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock  shareholders                                                  (5,365,765)      (10,407,962)
                                                                                            -------------     -------------

Net Assets        Total increase in net assets applicable to Common Stock                       2,190,118         6,278,952
Applicable to     Beginning of period                                                         177,285,980       171,007,028
Common Stock:                                                                               -------------     -------------
                  End of period*                                                            $ 179,476,098     $ 177,285,980
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   2,257,912     $   1,582,663
                                                                                            =============     =============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                               For the                                             For the
The following per share data and ratios                          Six                                                Period
have been derived from information                              Months                                              May 1,
provided in the financial statements.                           Ended              For the Year Ended             1998++ to
                                                               Oct. 31,                April 30,                  April 30,
Increase (Decrease) in Net Asset Value:                          2002        2002         2001         2000          1999
                                                                          <C.
Per Share         Net asset value, beginning of period       $    13.78   $    13.29   $    12.29   $    15.25   $    15.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:****  Investment income--net                       .54+++++         1.07         1.14         1.17         1.20
                  Realized and unrealized gain (loss)
                  on investments--net                               .12          .44         1.01       (2.82)          .61
                  Dividends and distributions to
                  Preferred Stock shareholders from:
                     Investment income--net                       (.07)        (.21)        (.41)        (.36)        (.27)
                     Realized gain on investments--net               --           --           --           --        (.10)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.03)           --
                  Capital charge resulting from issuance
                  of Preferred Stock                                 --           --           --           --        (.10)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .59         1.30         1.74       (2.04)         1.34
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.42)        (.81)        (.74)        (.83)        (.83)
                     Realized gain on investments--net               --           --           --           --        (.23)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.42)          .81        (.74)        (.92)       (1.06)
                                                             ----------   ----------   ----------   ----------   ----------
                  Capital charge resulting from
                  issuance of Common Stock                           --           --           --           --        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    13.95   $    13.78   $    13.29   $    12.29   $    15.25
                                                             ==========   ==========   ==========   ==========   ==========
                  Market price per share, end of period      $    12.88   $    12.65   $    12.89   $    11.00   $  14.4375
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on market price per share              5.08%+++        4.38%       24.67%     (17.87%)     3.19%+++
Return:**                                                    ==========   ==========   ==========   ==========   ==========
                  Based on net asset value per share           4.48%+++       10.28%       15.05%     (13.13%)     8.99%+++
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on   Total expenses, net of reimbursement***        1.28%*        1.30%        1.15%        1.28%         .78%
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets Of         Total expenses***                              1.38%*        1.39%        1.44%        1.39%        1.18%
Common Stock:                                                ==========   ==========   ==========   ==========   ==========
                  Total investment income--net***                7.64%*        7.75%        8.71%        8.87%        7.73%
                                                             ==========   ==========   ==========   ==========   ==========
                  Amount of dividends to Preferred
                  Stock shareholders                             1.00%*        1.50%        3.14%        2.74%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
                  Investment income--net, to Common
                  Stock shareholders                             6.64%*        6.25%        5.57%        6.13%        6.00%
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on   Total expenses, net of reimbursement            .74%*         .74%         .64%         .71%         .48%
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets Of         Total expenses                                  .79%*         .79%         .80%         .77%         .72%
Common &                                                     ==========   ==========   ==========   ==========   ==========
Preferred         Total investment income--net                   4.38%*        4.41%        4.84%        4.93%        4.71%
Stock:***++++++                                              ==========   ==========   ==========   ==========   ==========


Ratios Based on   Dividends to Preferred Stock                   1.35%*        1.99%        3.94%        3.42%        2.70%
Average Net       shareholders                               ==========   ==========   ==========   ==========   ==========
Assets Of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)               $  179,476   $  177,286   $  171,007   $  158,094   $  195,702
                                                             ==========   ==========   ==========   ==========   ==========
                  Preferred Stock outstanding, end
                  of period (in thousands)                   $  134,000   $  134,000   $  134,000   $  134,000   $  134,000
                                                             ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             20.17%       49.69%       94.80%      189.96%      180.85%
                                                             ==========   ==========   ==========   ==========   ==========


Leverage:         Asset coverage per $1,000                  $    2,339   $    2,323   $    2,276   $    2,180   $    2,460
                                                             ==========   ==========   ==========   ==========   ==========


Dividends Per     Series A--Investment income--net           $      174   $      502   $      964   $      854   $      631
Share on                                                     ==========   ==========   ==========   ==========   ==========
Preferred Stock   Series B--Investment income--net           $      166   $      491   $    1,005   $      852   $      658
Outstanding:++++                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
****Certain prior year amounts have been reconfigured to conform to current year presentation.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on May 19, 1998.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate swaps--The Fund is authorized to enter into swap agreements. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the six months ended October 31, 2002, FAM earned fees of $872,230, of which $87,170 was waived. For the six months ended October 31, 2002, FAM reimbursed the Fund in the amount of $3,096.

For the six months ended October 31, 2002, the Fund reimbursed FAM $3,926 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2002 were $62,193,530 and $69,389,266, respectively.

Net realized gains (losses) for the six months ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments               $  1,788,463       $ 18,811,486
Financial futures contracts          (5,790,356)          (969,609)
Interest rate swaps                           --          (310,380)
                                    ------------       ------------
Total                               $(4,001,893)       $ 17,531,497
                                    ============       ============



The Fund has entered into the following interest rate swap as of October 31, 2002:


              Interest Received       Interest Paid
              -----------------       -------------
Notional     Current                  Current               Expiration
Amount         Rate         Type        Rate      Type         Date

$15,000,000    TBA*      Variable**    4.49%     Fixed      11/12/2022


*Initial interest rate will be determined on settlement date
November 12, 2002.
**7-Day Bond Market Association rate at quarterly reset date.


As of October 31, 2002 net unrealized appreciation for Federal income tax purposes aggregated $18,828,609, of which $19,152,185 related to appreciated securities and $323,576 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $290,859,340.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended October
31, 2002 and the year ended April 30, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.65% and Series B, 1.60%.



MuniHoldings Insured Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Shares issued and outstanding for the six months ended October 31, 2002 and the year ended April 30, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $125,309 as commissions.


5. Capital Loss Carryforward:
On April 30, 2002, the Fund had a net capital loss carryforward of $25,467,769, of which $15,883,856 expires in 2008 and $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 12, 2002, a tax-exempt income dividend of $.069500 was declared. The dividend was paid on November 27, 2002 to shareholders of record on November 14, 2002.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                    Percent of
S&P Rating/Moody's Rating       Total Investments

AAA/Aaa                                84.0%
AA/Aa                                   8.0
A/A                                     4.6
BBB/Baa                                 2.3
NR (Not Rated)                          1.1




MuniHoldings Insured Fund, Inc., October 31, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUS